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                                                                   EXHIBIT 10.69

             ASSIGNMENT AND ASSUMPTION OF FACILITIES AGREEMENT AND
            AGREEMENT FOR DONATION AND ASSIGNMENT OF PURCHASED ITEMS
            --------------------------------------------------------


     THIS ASSIGNMENT AND ASSUMPTION OF FACILITIES AGREEMENT AND AGREEMENT FOR DONATION AND ASSIGNMENT OF PURCHASED ITEMS (this "Assignment") is made and entered into as of the ___ day of April, 1996, by and between AllianceAirport Authority, Inc., a nonstock, nonprofit industrial development corporation organized and existing under the laws of the State of Texas, having a mailing address at 1000 Throckmorton, Fort Worth, Texas 76102 ("Assignor"), and the City of Fort Worth, Texas, a municipal corporation, having a mailing address at 1000 Throckmorton, Fort Worth, Texas 76102 ("Assignee");

                                   RECITALS:
                                   ---------

     A.  Assignee is a political subdivision of the State of Texas.

     B.  Assignor is an industrial development corporation created by Assignee.

     C. Assignor has this day conveyed to Assignee a certain tract of land and appurtenances situated in Denton County, Texas, more particularly described on the attached Exhibit "A" which is incorporated into this Assignment, together with all improvements thereon (the "Property").

     D. The Property is subject to a Land and Special Facilities Lease Agreement (the "Facilities Agreement") dated April 1, 1996, between Assignor, as lessor, and Federal Express Corporation, a Delaware corporation, as lessee (the "Lessee"). Capitalized terms not otherwise defined herein shall have the meanings assigned such terms in the Facilities Agreement.

     E. In conjunction with the conveyance of the Property, Assignor has agreed to assign all of its right, title and interest in and to the Facilities Agreement to Assignee, except as otherwise provided herein, and Assignee has agreed to assume and perform all of Assignor's liabilities and obligations arising under the Facilities Agreement, except as otherwise provided herein, on and after the date of this Assignment, all in accordance with the terms and conditions set forth below.

     F. In connection with construction of improvements on and placement of tangible personal property on the Property, it is anticipated that certain items of tangible personal property, material, consumables, equipment, fixtures, and services (collectively, the "Purchased Items") acquired pursuant to various construction contracts and other agreements with third parties (the "Project Contracts") will or may, with Assignor's consent, become the property of Assignor, subject to and in accordance with the provisions of the Facilities Agreement.

     G. Upon its acceptance thereof, Assignor will donate, assign, and transfer to Assignee all right, title, and interest in any such Purchased Items subject to Assignee's acceptance and approval thereof after appropriate due diligence by Assignee.
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     H.  Assignor will acquire the Purchased Items under the Project Contracts upon Assignor's approval thereof and after appropriate due diligence by Assignor for the sole purpose of donating such Purchased Items to Assignee, and Assignor does not intend to make any intervening use of any Purchased Items.

     I. To the extent it may lawfully do so, Assignor will issue an exemption certificate pursuant to Section 151.155 of the Texas Tax Code.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, Assignor and Assignee agree as follows:

     1. Definitions. Capitalized terms not otherwise defined herein shall have the meanings assigned such terms in the Facilities Agreement.

     2. Assignment. Assignor assigns, transfers and conveys to Assignee all of Assignor's right, title and interest as lessor in and to the Facilities Agreement and all of the rights, benefits and privileges of Assignor as lessor thereunder, including without limitation all of Assignor's right, title and interest in and to all rentals thereunder; provided, however, that Assignor retains its rights (i) to receive any payments due the Authority under Section 510 of the Facilities Agreement, (ii) to indemnity under Section 605(c) and
Article IX of the Facilities Agreement and (iii) to perform its covenants (A) with respect to the Bonds, including those under Section 614 of the Facilities Agreement and (B) under Article XII of the Facilities Agreement.

     3. Assumption. Assignee assumes all liabilities and obligations of Assignor under the Facilities Agreement which arise on or after the date hereof and agrees to perform all obligations of Assignor under the Facilities Agreement which are to be performed or which become due on or after the date hereof; provided, however, that Assignee does not assume and Assignor shall remain responsible for, the performance of its covenants (i) with respect to the Bonds, including those under Section 614 of the Facilities Agreement and (ii) under
Article XII of the Facilities Agreement. Notwithstanding any provisions of this Assignment to the contrary, Assignee shall not be or become a party to any Project Contracts.

     4. Additional Covenant of Assignee. In consideration of Lessee granting its consent to this Assignment, Assignee covenants and agrees that in the event Lessee exercises its right under Section 308 of the Facilities Agreement to convey additional land continguous to the Land acquired by the Lessee to accommodate Lessee Improvements, Assignee shall consider in good faith any request by Lessee that Assignee seek approval from the FAA of an expansion of the Airport boundaries to include such additional land. The foregoing notwithstanding, Assignee makes no assurances that any such request will receive approval from the FAA.

     5. Ad Valorem Taxation. The Land and Special Facilities are owned by Assignor and, as of the date of this Assignment, correspondence has been received by the parties hereto from the Tarrant Appraisal District and the Denton County Central Appraisal District stating that the Land and portions of the Special Facilities may be found to be exempt from ad valorem taxes. Copies of such correspondence have been provided to the Lessee. Assignor, Assignee and Lessee recognize that the proposed use of the Land and Special Facilities is reasonably necessary

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to carry out the public purpose of Assignee as defined by Chapter 22 of the
Texas Transportation Code (the "Airports Act") and that as such anticipate that the leasehold interest of the Lessee in the Land and Special Facilities may be exempt from ad valorem taxation. Neither Assignor nor Assignee, however, makes any warranty as to whether the leasehold interest of the Lessee in the Land and Special Facilities is or will be exempt from ad valorem taxation, it being the duty and responsibility of the Lessee to establish such exemption of its leasehold interest.

     6.  Representations and Warranties.
         -------------------------------

     (a) Assignor represents and warrants to Assignee (i) that it has full power and authority to assign the Facilities Agreement to Assignee, (ii) that the Facilities Agreement is in full force and effect and has not been modified or amended in any manner whatsoever, and (c) that all right, title and interests of Assignor in and to the Facilities Agreement are free and clear of any and all claims, liens and encumbrances whatsoever other than the lien and pledge thereof under the Indenture to secure the Bonds, and that Assignor warrants and will forever defend the same against the claims of all persons claiming the same or any part thereof.

     (b) In consideration of Lessee granting its consent to this Assignment, Assignee represents and warrants to Lessee that:

     (i) It is duly organized as a home-rule city pursuant to the laws of the State, and has the power under the laws of the State, including specifically the Airports Act, to enter into the transactions contemplated by this Assignment and to carry out its obligations hereunder. By proper action, Assignee has duly authorized the execution and delivery of this Assignment.

     (ii) This Assignment constitutes the valid and binding obligation of Assignee, enforceable against Assignee in accordance with its terms, except as the enforceability thereof may be subject to applicable bankruptcy or other laws affecting the rights of creditors generally or by the application of general principles of equity.

     (iii) All approvals or consents of which Assignee has knowledge and which are necessary for Assignee to approve, execute and deliver this Assignment have been obtained.

     (iv) Neither the execution and delivery of this Assignment, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Assignment conflicts with or results in a breach of any of the terms, conditions or provisions of any restriction, ordinance or any agreement or instrument to which Assignee is now a party or by which it is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Assignee under the terms of any instrument or agreement to which Assignee is party.

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     (v)  There is no litigation now pending or to Assignee's knowledge, threatened challenging the powers of Assignee or its councilmembers or in any way affecting this Assignment.

     (vi) Subject to the provisions of Section 803 of the Facilities Agreement, it will use its best efforts to operate and maintain the Airport as a public airport consistent with and pursuant to the sponsor's assurances given by the City to the United States Government under the Federal Airport and Airways Act.

     (vii) To the extent it may do so and at Lessee's expense, it will grant Lessee all necessary roadway or utility easements required by Lessee to construct utility lines and connecting roadways necessary to connect utility services for the Leased Premises.

     7. Donation and Assignment of Purchased Items. Assignor by means of this instrument grants and conveys to Assignee all right, title, and interest that Assignor may have in the Purchased Items described in Exhibit "B" hereto.

     8. Agreement to Deliver Purchased Items. Upon Assignor's acceptance of Purchased Items, Assignor will immediately notify Assignee, and upon Assignee's acceptance of such Purchased Items, Assignor will deliver all such Purchased Items to Assignee. Assignor will not make any intervening use of any such Purchased Items. All costs or expenses of any such delivery shall be paid by Assignor but solely from funds on deposit in the Construction Fund or monies provided by Lessee.

     9. No Assumption of Liabilities by Assignor or Assignee with Respect to Purchased Items. Neither Assignor nor Assignee assumes any liability, under the Project Contracts or otherwise, to pay for the acquisition of any of the Purchased Items at any time other than from funds on deposit in the Construction Fund, and nothing in this Agreement shall operate to impose any such liability on Assignor or Assignee. Correspondingly, any liability of Lessee under the Project Contracts shall not be affected by this Agreement. Neither Assignor nor Assignee shall be liable for any taxes related to the Purchased Items by virtue of any use of such property or otherwise, and Lessee shall be liable for such taxes, if any, as may be levied from time to time.

     10. Further Assurances. Assignor covenants with Assignee and Assignee covenants with Assignor that each will execute or procure any additional documents necessary to establish the rights of the other under this Assignment.

     11. Binding Effect. This Assignment is binding upon and shall inure to the benefit of Assignor, Assignee and their respective successors and assigns.

     12. Multiple Counterparts. This Assignment may be executed in a number of identical counterparts, each of which is deemed an original, and all of which constitute collectively one agreement between the parties.

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     13.  Governing Law.  This Assignment shall be construed and enforced in accordance with the laws of the United States of America and the State of Texas.

     14. Entire Agreement. This Assignment contains the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written, with respect to the subject matter hereof. This Assignment may be changed only by an agreement in writing signed by all of the parties to this Assignment.

     15. Conflict. In the event of any conflict between the terms of this Assignment and the terms of any other agreement or understanding between the parties relating to the Purchased Items, the terms of this Assignment shall control.

     16. Headings. The headings contained in this Assignment are for reference purposes only and shall not affect the meaning or interpretation of this Assignment.

     IN WITNESS WHEREOF, the parties have executed this Assignment as of the date set forth above.

     ASSIGNOR:          ALLIANCEAIRPORT AUTHORITY, INC.

                        By:   /s/ JIM LANE
                           --------------------------------------------------
                        President

                        By:   /s/ JEWEL WOODS
                           ----------------------------------------------
(SEAL)                           Secretary


     ASSIGNEE:          THE CITY OF FORT WORTH, TEXAS


                        By:   /s/ BOB TERRELL
                           -----------------------------------------------
                        City Manager

                        By:   /s/ ALICE CHURCH
                           ----------------------------------------------
                        City Secretary

                        APPROVED AS TO FORM:

(SEAL)                  By:   /s/ WADE ADKINS
                           ---------------------------------------------
                        City Attorney

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The undersigned lessee under the Facilities Agreement
consents to and acknowledges the provisions of the above Assignment and Assumption of Facilities Agreement and Agreement for Donation and Assignment of Purchased Items by and between Assignor and Assignee:

FEDERAL EXPRESS CORPORATION


By:   /s/ CHARLES M. BUCHAS, JR.
   -----------------------------------
Name:  Charles M. Buchas, Jr.
Title:  Vice President and Treasurer

THE STATE OF TEXAS        )
                          )
COUNTY OF TARRANT         )


     This instrument was acknowledged before me on the 2nd day of April, 1996, by Jim Lane and Jewel Woods, President and Secretary, respectively, of AllianceAirport Authority, Inc., a nonstock, nonprofit industrial development corporation organized and existing under the laws of the State of Texas, on behalf of said Corporation.

                                        /s/ LOIS O. THREATT
                                     ------------------------------------------
                                    Notary Public in and for the State of Texas

                                    My Commission Expires:    10-6-97
                                                          ---------------------


THE STATE OF TEXAS        )
                          )
COUNTY OF TARRANT         )


     This instrument was acknowledged before me on the 2nd day of April, 1996, by Bob Terrell, Alice Church, and Wade Adkins, City Manager, City Secretary, and City Attorney, respectively, of the City of Fort Worth, Texas, a municipal corporation, on behalf of said City.

                                        /s/ LOIS O. THREATT
                                     ------------------------------------------
                                    Notary Public in and for the State of Texas

                                    My Commission Expires:    10-6-97
                                                          ---------------------

                                       6
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THE STATE OF TENNESSEE )

COUNTY OF SHELBY       )


     This instrument was acknowledged before me on the 1st day of April, 1996, by Charles M. Buchas, Jr., Vice President and Treasurer of Federal Express Corporation, a Delaware corporation, on behalf of said corporation.


                                      /s/ KIMBLE HALE SCOTT
                                   --------------------------------------------
                                  Notary Public in and for the State of
                                  Tennessee

                                  My Commission Expires:   June 8, 1999
                                                        -----------------------

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